SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2006

Date of Report

(Date of earliest event reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51136	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 474-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 17, 2006, Threshold Pharmaceuticals, Inc. issued a press release stating that its Phase 2 and Phase 3 trials of TH-070 for BPH (Benign Prostatic Hyperplasia) did not meet their primary endpoints of symptomatic improvement as measured by IPSS (International Prostate Symptom Score), and that based upon the safety and efficacy results, plans to discontinue the development of TH-070. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated July 17, 2006 regarding efficacy results of its TH-070 clinical development program for BPH (Benign Prostatic Hyperplasia).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Threshold Pharmaceuticals, Inc.

Date: July 17, 2006	By:	/s/ Janet I. Swearson
Janet I. Swearson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated July 17, 2006 regarding efficacy results of its TH-070 clinical development program for BPH (Benign Prostatic Hyperplasia).